Exhibit 99.1


PRESS RELEASE
-------------

Reckson Associates Realty Corp.
225 Broadhollow Road
Melville, NY  11747
(631) 694-6900 (Phone)
(631) 622-6790 (Facsimile)
Contact:  Scott Rechler, CEO
          Michael Maturo, CFO

------------------------------------------------------------------------------

FOR IMMEDIATE RELEASE

                 Reckson Announces First Quarter 2004 Results
                      Completes Record Amount of Leasing
                     Improves Portfolio Occupancy by 2.4%

(MELVILLE, NEW YORK, May 5, 2004) - Reckson Associates Realty Corp. (NYSE: RA) today reported diluted funds from operations ("FFO") of $42.6 million or $.58 per share for the first quarter of 2004, as compared to FFO of $44.5 million or $.59 per share for the first quarter of 2003.

Commenting on the Company's performance, Scott Rechler, Reckson's President and Chief Executive Officer, stated, "Our strong first quarter performance reflects our continued focus on executing our business plan and capitalizing on recovering market conditions. During the first quarter, we achieved a record amount of office leasing, increasing our occupancy to 93.3%, including a 75% tenant renewal rate. Additionally, we further strengthened our balance sheet with a series of opportunistic capital market activities including the issuance of $150 million of common equity and $150 million of seven-year senior unsecured notes at an effective interest rate of 5.196%. Finally, we continued to enhance our corporate governance with the appointment of four additional, highly qualified, independent directors."

Net income allocable to common shareholders totaled $16.0 million in the first quarter of 2004, including $5.2 million related to gain on sales of real estate from discontinued operations, as compared to $8.7 million in the first quarter of 2003. Diluted net income per common share, commonly referred to as earnings per share ("EPS"), totaled $.26 per share in the first quarter of 2004, as compared to $.15 per share in the first quarter of 2003.

A reconciliation of FFO to net income allocable to common shareholders, the GAAP measure the Company believes to be the most directly comparable, is in the financial tables accompanying this press release.

Summary Portfolio Performance
-----------------------------

The Company reported same property office occupancy at March 31, 2004 of 93.5%. This compares to 92.5% at December 31, 2003 and 92.9% at March 31, 2003. The Company reported same property portfolio occupancy of 92.7% at March 31, 2004, as compared to 91.1% at December 31, 2003 and 91.6% at March 31, 2003.

The Company also reported office occupancy at March 31, 2004 of 93.3%. This compares to 91.5% at December 31, 2003 and 92.8% at March 31, 2003. The Company reported portfolio occupancy of 92.6% at March 31, 2004, as compared to 90.2% at December 31, 2003 and 91.4%, excluding the Long Island industrial properties, at March 31, 2003.

Rent performance on renewal and replacement space during the first quarter of 2004 was (1.8%) (cash) and 6.0% (including straight-line rent) in the office portfolio.

Portfolio same property net operating income (property operating revenues less property operating expenses) ("NOI") before termination fees for the first quarter of 2004 was 1.5% (cash) and 0.4% (including straight-line rent), compared to the first quarter of 2003. Office same property NOI before termination fees for the first quarter of 2004 was 1.1% (cash) and 0% (including straight-line rent), compared to the first quarter of 2003.

Net of minority interests in joint ventures, portfolio same property NOI before termination fees for the first quarter of 2004 was 2.3% (cash) and 1.1% (including straight-line rent), compared to the first quarter of 2003. Net of minority interests in joint ventures, office same property NOI before termination fees for the first quarter of 2004 was 1.9% (cash) and 0.6% (including straight-line rent), compared to the first quarter of 2003.

Other Highlights
----------------

Leasing Activity
     - Executed 61 leases totaling 885,553 square feet during the first quarter of 2004
     - Executed office leasing transactions that resulted in a 75% renewal rate during the first quarter of 2004

Investment/Disposition Activity
     - Closed on 1185 Avenue of the Americas, NYC, for approximately $321 million
     - Sold three operating properties for approximately $36.6 million, representing a blended cap rate of 7.0% on forecasted 2004 NOI net of joint venture partner's interest
     -    Sold one parcel of land for $1.8 million

     - Purchased the remaining 50% interest in a junior mezzanine loan secured by a 1.1 million square foot Class A office complex located on Long Island for $15.5 million

Capital Market Activity
     - Sold 5.5 million shares of common stock at an effective price of $27.35 per share
     - Redeemed $50 million outstanding 8.85% Series B preferred stock at 102% of par for shares of common stock valued at $26.05 per share
     - Issued $150 million of 5.15% seven-year senior unsecured notes with an effective interest rate of 5.196% - Repaid $100 million of 7.4% senior unsecured notes at maturity on March 15, 2004 - Executed a six-month treasury lock hedge agreement ($100 million notional amount) on 10-year treasury at an effective rate of 3.94% including carry cost yield

Corporate Governance
     - Announced John ("Jack") Ruffle joined the Board of Directors and was appointed Chairman of the Audit Committee
     - Adopted policy which requires independent directors to own a minimum equity stake in the Company of $100,000 of common stock
     - Adopted policy which requires at least one independent director to rotate off of the Board every three years

Earnings Guidance
-----------------

On Thursday, May 6th, during the Company's quarterly earnings conference call, management will discuss earnings guidance for 2004.

Non-GAAP Financial Measures
---------------------------

Funds from Operations ("FFO")
-----------------------------
The Company believes that FFO is a widely recognized and appropriate measure of performance of an equity REIT. Although FFO is a non-GAAP financial measure, the Company believes it provides useful information to shareholders, potential investors and management. The Company computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts ("NAREIT"). FFO is defined by NAREIT as net income or loss, excluding gains or losses from sales of depreciable properties plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs. FFO should not be considered as an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity. Since all companies do not calculate FFO in a similar fashion, the Company's calculation of FFO presented herein may not be comparable to similarly titled measures as reported by other companies.

Reckson Associates Realty Corp. is a self-administered and self-managed real estate investment trust (REIT) specializing in the acquisition, leasing, financing, management and development of Class A office properties.

Reckson's core growth strategy is focused on the markets surrounding and including New York City. The Company is one of the largest publicly traded owners, managers and developers of Class A office properties in the New York Tri-State area, with 84 properties comprised of approximately 15.3 million square feet either owned or controlled, or under contract. For additional information on Reckson Associates Realty Corp., please visit the Company's web site at www.reckson.com.

Conference Call and Webcast
---------------------------

The Company's executive management team, led by President and Chief Executive Officer Scott Rechler, will host a conference call outlining first quarter results on Thursday, May 6, 2004 at 2:00 p.m. EST. The conference call may be accessed by dialing (800) 700-7860 (internationally (651) 291-0900). No passcode is required. The live conference call will also be webcast in a listen-only mode on the Company's web site at www.reckson.com, in the Investor Relations section, with an accompanying slide show presentation outlining the Company's first quarter results.

A replay of the conference call will be available telephonically from May 6, 2004 at 8:00 p.m. EST through May 14, 2004 at 11:59 p.m. EST. The telephone number for the replay is (800) 475-6701, passcode 727014. A replay of the webcast of the conference call will also be available via the Company's web site.

Financial Statements Attached
-----------------------------

The Supplemental Package and Slide Show Presentation outlining the Company's first quarter 2004 results will be available prior to the Company's quarterly conference call on the Company's web site at www.reckson.com in the Investor Relations section, by e-mail to those on the Company's distribution list, as well as by mail or fax, upon request. To be added to the Company's e-mail distribution list or to receive a copy of the quarterly materials by mail or fax, please contact Susan McGuire, Investor Relations, Reckson Associates Realty Corp., 225 Broadhollow Road, Melville, New York 11747-4883, investorrelations@reckson.com or (631) 622-6746.

Certain matters discussed herein, including guidance concerning the Company's future performance, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, forward-looking statements are not guarantees of results and no assurance can be given that the expected results will be delivered. Such forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those expected. Among those risks, trends and uncertainties are the general economic climate, including the conditions affecting industries in which our principal tenants compete; financial condition of our tenants; changes in the supply of and demand for office properties in the New York Tri-State area; changes in interest rate levels; changes in the Company's credit ratings; changes in the Company's cost of and access to capital; downturns in rental rate levels in our markets and our ability to lease or re-lease space in a timely manner at current or anticipated rental rate levels; the availability of financing to us or our tenants; changes in operating costs, including utility, real estate taxes, security and insurance costs; repayment of debt owed to the Company by third parties (including FrontLine Capital Group); risks associated with joint ventures; liability for uninsured losses or environmental matters; and other risks associated with the development and acquisition of properties, including risks that development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors that could impact Reckson, reference is made to Reckson's filings with the Securities and Exchange Commission. Reckson undertakes no responsibility to update or supplement information contained in this press release.

                  Reckson Associates Realty Corp. (NYSE: RA)
                       Consolidated Statements of Income
                     (in thousands, except share amounts)


                                                                                              Three Months Ended
                                                                                                   March 31,
                                                                                    ====================================
                                                                                         2004                   2003
                                                                                    ------------------------------------
Property Operating Revenues:
        Base rents                                                                      $ 111,210              $ 94,919
        Tenant escalations and reimbursements                                              18,095                14,017

                                                                                    ------------------------------------
             Total property operating revenues                                            129,305               108,936
                                                                                    ------------------------------------

Property Operating Expenses:
        Operating expenses                                                                 30,879                26,442
        Real estate taxes                                                                  20,605                16,954
                                                                                    ------------------------------------
             Total property operating expenses                                             51,484                43,396
                                                                                    ------------------------------------

Net Operating Income                                                                       77,821                65,540
                                                                                    ------------------------------------

Gross Margin percentage                                                                     60.2%                 60.2%
                                                                                    ------------------------------------

Other Income                                                                                5,777                 7,365
                                                                                    ------------------------------------

Other Expenses
        Interest expense                                                                   25,661                20,097
        Depreciation and amortization                                                      29,166                28,825
        Marketing, general and administrative                                               7,079                 7,577
                                                                                    ------------------------------------
             Total other expenses                                                          61,906                56,499
                                                                                    ------------------------------------

Income before minority interests, preferred dividends
and distributions, gain on sales of depreciable real
estate and discontinued operations                                                         21,692                16,406

Minority partners' interests in consolidated partnerships                                  (6,181)               (4,401)
Distributions to preferred unitholders                                                       (273)                 (273)
Limited partners' minority interest in the operating partnership                             (600)                 (661)
                                                                                    ------------------------------------

Income before discontinued operations and preferred dividends                              14,638                11,071
Discontinued operations (net of limited partners' minority interest)
             Gain on sales of real estate                                                   5,202                     -
             Income from discontinued operations                                              384                 2,909
                                                                                    ------------------------------------

Net income                                                                                 20,224                13,980
Dividends to preferred shareholders                                                        (4,260)               (5,317)
                                                                                    ------------------------------------

Net income allocable to common shareholders                                              $ 15,964               $ 8,663
                                                                                    ====================================

        Allocable to Class A common                                                      $ 15,964               $ 6,595
        Allocable to Class B common                                                             -                 2,068
                                                                                    ------------------------------------

Net income allocable to common shareholders                                              $ 15,964               $ 8,663
                                                                                    ====================================

Basic weighted average common shares outstanding:
   Class A common                                                                      61,363,000            48,201,000
   Class B common                                                                               -             9,915,000

Basic net income per weighted average common share:
   Class A common stock - income (loss) from continuing operations                          $0.17                 $0.09
   Discontinued operations                                                                   0.09                  0.05
                                                                                    ------------------------------------
   Basic net income per Class A common                                                      $0.26                 $0.14
                                                                                    ====================================

   Class B common stock - income (loss) from continuing operations                              -                 $0.14
   Discontinued operations                                                                      -                  0.07
                                                                                    ------------------------------------
   Basic net income per Class B common                                                          -                 $0.21
                                                                                    ====================================

Diluted weighted average common shares outstanding:
   Class A common                                                                      61,718,000            48,320,000
   Class B common                                                                               -             9,915,000

Diluted net income per weighted average common share:
   Class A common                                                                           $0.26                 $0.14
   Class B common                                                                   ====================================
                                                                                                -                 $0.15
                                                                                    ====================================



                                  Reckson Associates Realty Corp. (NYSE: RA)
                                          Consolidated Balance Sheets
                                                (in thousands)


                                                                                       March 31,                December 31,
                                                                                         2004                       2003
                                                                                   -----------------       --------------------
Assets:                                                                             (unaudited)
Commercial real estate properties, at cost:
   Land                                                                                   $ 380,660                  $ 379,989
   Buildings and improvements                                                             2,562,883                  2,215,200
Developments in progress:
   Land                                                                                      89,959                     90,706
   Development costs                                                                         71,664                     68,127
Furniture, fixtures, and equipment                                                           11,460                     11,338
                                                                                   -----------------       --------------------
                                                                                          3,116,626                  2,765,360
Less: accumulated depreciation                                                             (490,308)                  (464,821)
                                                                                   -----------------       --------------------
Investment in real estate, net of accumulated depreciation                                2,626,318                  2,300,539

Properties and related assets held for sale, net of accumulated
depreciation                                                                                 35,099                     47,590

Investments in real estate joint ventures                                                     5,950                      5,904
Investments in mortgage notes and notes receivable                                           55,484                     54,986
Investments in service companies and affiliate loans and joint ventures                      71,005                     71,614
Cash and cash equivalents                                                                    86,498                     22,330
Tenant receivables                                                                            8,803                     11,959
Deferred rents receivable                                                                   116,760                    112,133
Prepaid expenses and other assets                                                            63,094                     35,338
Contract and land deposits and pre-acquisition costs                                             60                     20,203
Deferred leasing and loan costs (net of accumulated amortization)                            68,083                     64,399
                                                                                --------------------       --------------------

              Total Assets                                                              $ 3,137,154                $ 2,746,995
                                                                                ====================       ====================

Liabilities:
Mortgage notes payable                                                                    $ 968,726                  $ 721,635
Liabilities associated with properties held for sale                                            557                        778
Unsecured credit facility                                                                    90,000                    169,000
Senior unsecured notes                                                                      549,093                    499,445
Accrued expenses and other liabilities                                                      107,125                     93,988
Dividends and distributions payable                                                          32,870                     28,290
                                                                                --------------------       --------------------
              Total Liabilities                                                           1,748,371                  1,513,136
                                                                                --------------------       --------------------

Minority partners' interests  in consolidated partnerships                                  234,301                    233,070
Preferred unit interest in the operating partnership                                         19,662                     19,662
Limited partners' minority interest in the operating partnership                             50,471                     44,518
                                                                                --------------------       --------------------
                                                                                            304,434                    297,250
                                                                                --------------------       --------------------

Commitments and contingencies                                                                     -                          -

Stockholders' Equity:
Preferred Stock, $.01 par value, 25,000,000 shares authorized
  Series A - 8,834,500 shares issued and outstanding                                             88                         88
  Series B - 0 and 2,000,000 shares issued and outstanding, respectively                          -                         20
Common Stock, $.01 par value, 100,000,000 shares authorized
  Class A - 66,630,805 and 58,275,367 shares issued and outstanding,
  respectively                                                                                  666                        583
Treasury Stock, 3,318,600 shares                                                            (68,492)                   (68,492)
Retained earnings                                                                            22,924                     35,757
Additional paid in capital                                                                1,129,163                    968,653
                                                                                --------------------       --------------------
              Total Stockholders' Equity                                                  1,084,349                    936,609
                                                                                --------------------       --------------------

              Total Liabilities and Stockholders' Equity                                $ 3,137,154                $ 2,746,995
                                                                                ====================       ====================

Total debt to market capitalization (a):                                                      40.0%                      41.2%
                                                                                ====================       ====================

     ---------------

     (a)  Total debt includes the Company's pro rata share of consolidated and unconsolidated joint venture debt.



                                  Reckson Associates Realty Corp. (NYSE: RA)
                                             Funds From Operations
                                   (in thousands, except per share amounts)



                                                                                                      Three Months Ended
                                                                                                           March 31,
                                                                                               ===============================
                                                                                                  2004                2003
                                                                                               -------------------------------

Net income allocable to common shareholders                                                      $ 15,964             $ 8,663
  Add:      Real estate depreciation and amortization                                              28,557              31,327
            Minority partners' interests in consolidated partnerships                               6,325               4,690
            Limited partners' minority interest in the operating partnership                          936                 996

  Less:     Amounts distributable to minority partners in consolidated partnerships                 8,504               6,807
            Gain on sales of depreciable real estate                                                5,156                   -
                                                                                               -------------------------------
Basic Funds From Operations ("FFO")                                                                38,122              38,869

  Add:      Dividends and distributions on dilutive shares and units                                4,484               5,590
                                                                                               -------------------------------
Diluted FFO                                                                                      $ 42,606            $ 44,459
                                                                                               ===============================

Diluted FFO calculations:
            Weighted average common shares outstanding                                             61,363              58,116
            Weighted average units of limited partnership interest outstanding                      3,551               7,276

                                                                                               -------------------------------
            Basic weighted average common shares and units outstanding                             64,914              65,392

            Adjustments for dilutive FFO weighted average shares and units outstanding:

               Common stock equivalents                                                               355                 119
               Series A preferred stock                                                             7,747               7,747
               Series B preferred stock                                                                 -               1,919
               Limited partners' preferred interest                                                   689                 661
                                                                                               -------------------------------
Total diluted weighted average shares and units outstanding                                        73,705              75,838
                                                                                               ===============================

Diluted FFO per weighted average share or unit                                                     $ 0.58              $ 0.59

Diluted weighted average dividends per share                                                       $ 0.42              $ 0.42
Diluted FFO payout ratio                                                                            73.5%               72.4%



                                  Reckson Associates Realty Corp. (NYSE: RA)
                                        Cash Available for Distribution
                                   (in thousands, except per share amounts)


                                                                                                       Three Months Ended
                                                                                                           March 31,
                                                                                               ==================================
                                                                                                   2004                2003
                                                                                               ----------------------------------
Basic Funds From Operations                                                                         $ 38,122          $ 38,869
Adjustments for basic cash available for distribution:
  Less:     Straight line rents and other FAS 141 non-cash rent adjustments                            5,032             4,018
            Committed non-incremental capitalized tenant improvements and
                 leasing costs                                                                         9,097             8,791
            Actual non-incremental capitalized improvements                                            1,940             2,126

                                                                                               ----------------------------------
Basic Cash Available for Distribution ("CAD")                                                         22,053            23,934

  Add:      Dividends and distributions on dilutive shares and units                                       -                 -

                                                                                               ----------------------------------
Diluted CAD                                                                                         $ 22,053          $ 23,934
                                                                                               ==================================
Diluted CAD calculations:
            Weighted average common shares outstanding                                                61,363            58,116
            Weighted average units of limited partnership interest outstanding                         3,551             7,276

                                                                                               ----------------------------------
            Basic weighted average common shares and units outstanding                                64,914            65,392


            Adjustments for dilutive CAD weighted average shares and units outstanding:

               Common stock equivalents                                                                  355               119
               Series A preferred stock                                                                    -                 -
               Series B preferred stock                                                                    -                 -
               Limited partners' preferred interest                                                        -                 -

                                                                                               ----------------------------------
Total diluted weighted average shares and units outstanding                                           65,269            65,511
                                                                                               ==================================

Diluted CAD per weighted average share or unit                                                        $ 0.34            $ 0.37

Diluted weighted average dividends per share                                                          $ 0.42            $ 0.42
Diluted CAD payout ratio                                                                              125.8%            116.2%